UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
________________

FORM 8-K
________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 24, 2022 (January 18, 2022)

Cornerstone Building Brands, Inc.
(Exact name of registrant as specified in its charter)
________________

Delaware	1-14315	76-0127701
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

5020 Weston Parkway	Suite 400	Cary	NC	27513
(Address of principal executive offices)				(Zip Code)

Registrant’s telephone number, including area code: (866) 419-0042
________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock $.01 par value per share	CNR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company     ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On January 18, 2022, John L. Buckley, President, Siding Business Unit of Cornerstone Building Brands, Inc. (the “Company”), informed the Company of his intention to leave the organization. Mr. Buckley intends to remain in his current role through at least the end of the first quarter of 2022 (the “Transition Date”) to help with a smooth transition. We have begun the process of identifying a successor. Mr. Buckley’s announced intention is not the result of any disagreement with the Company with respect to any matter relating to the Company’s operations, policies or practices.
In connection with the transition, Mr. Buckley and the Company have agreed to certain terms (the “Restrictive Covenant Agreement”) that will be included in the separation agreement executed by Mr. Buckley on or promptly following the Transition Date. Pursuant to the Restrictive Covenant Agreement, Mr. Buckley will remain with the Company through the Transition Date, execute a general release of claims in favor of the Company, and comply with non-compete and non-solicitation obligations for 12 months after the Transition Date and perpetual confidentiality, non-disclosure and non-disparagement obligations. In consideration for the foregoing, Mr. Buckley will be entitled to receive his base salary and a pro-rata annual bonus for the period through the Transition Date and, following the Transition Date, the Company will make a lump sum payment equal to 52 weeks’ base salary to Mr. Buckley and provide 12 months’ COBRA continuation coverage at the active employment rate.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CORNERSTONE BUILDING BRANDS, INC.

By:	/s/ Alena S. Brenner
Name: Alena S. Brenner
Title: Executive Vice President, General Counsel and Corporate Secretary

Date: January 24, 2022